Exhibit 10.23

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This First Amendment (this “Amendment”), dated as of June 9, 2008 (the “Amendment Effective Date”), to the Third Amended and Restated Stockholders’ Agreement dated June 25, 2004 (the “Stockholders’ Agreement”; terms not otherwise defined herein are used herein as therein defined), is by and among MXenergy Holdings Inc., a Delaware corporation (the “Company”), Charter Mx LLC, a Delaware limited liability company (“Charter Mx”), Denham Commodity Partners Fund L.P. f/k/a Lathi LLC, a Delaware limited partnership (“Denham”), and Stockholders holding a majority of the outstanding shares of Voting Stock as of the Effective Date.

PRELIMINARY STATEMENTS

A.            Certain of the Stockholders desire to amend the Stockholders’ Agreement as hereinafter provided; and

B.            The Stockholders party hereto, constituting the Company, Charter Mx, Denham and Stockholders holding a majority of the outstanding shares of Voting Stock as of the Effective Date, are willing to amend the Stockholders’ Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

AGREEMENT

Section 1.               Amendments to Stockholders’ Agreement.

(a)           Amendment to Section 3.4.  Section 3.4 of the Stockholders’ Agreement is hereby amended by:

(i)            deleting the word “and” contained at the end of clause (d) thereof; and

(ii)           deleting the period contained at the end of clause (e) thereof and inserting in its place the following:  “and;”; and

(iii)          inserting a new clause (f) to read as follows:  “without consideration by a Stockholder who is a natural person to a university or college, trust, foundation, unincorporated association or other not-for-profit entity established for charitable purposes that is exempt from federal income taxes pursuant to Section 501(c)(3) of the United States Internal Revenue Code (26 U.S.C. §501(c)).”; and

(iv)          deleting in its entirety the reference to “cases (b), (c) and (d)” contained in the proviso following the end of clause (f), and replacing it with the following reference:  “cases (b), (c), (d) and (f)”; and

(v)           adding a further proviso to the end of the proviso following the end of clause (f) to read as follows:  “provided further, however, that in the case of clause (f) above, it shall be a condition to such transfer that the Board of Directors shall have approved such transfer (such approval to be within the complete discretion of the Board of Directors).

Section 2.               Amendment Binding.  This Amendment shall be binding upon each holder of any securities outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

Section 3.               Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware as applied to agreements among New York residents entered into and to be performed entirely within New York.

Section 4.               Entire Agreement.  This Amendment and the Stockholders’ Agreement constitute the entire agreement and understanding among the parties and supersede all prior agreements and understandings, whether written or oral, among the parties hereto concerning the transactions provided herein and therein.

Section 5.               Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

Section 6.               Headings.  The headings set forth in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 7.               Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Effective Date.

MXENERGY HOLDINGS INC.

By:	/s/ CHAITU PARIKH
Name: Chaitu Parikh
Title: Vice President and CFO

CHARTER MX LLC

	By:	Charterhouse Equity Partners IV,
L.P., its Managing Member

	By:	CHUSA Equity Investors IV, L.P.,
its General Partner

	By:	Charterhouse Equity IV, LLC,
its General Partner

By:	/s/ WILLIAM M. LANDUYT
Name: William M Landuyt
Title: Senior Partner

STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING STOCK AS OF THE EFFECTIVE DATE

By:	/s/ JEFFREY A. MAYER
Name: Jeffrey A. Mayer

DENHAM COMMODITY PARTNERS FUND L.P.

	By:	Denham Commodity Partners GP
LP, its General Partner

	By:	Denham GP LLC,
its General Partner

By:	/s/ STUART D. PORTER
Name: Stuart D. Porter
Title: Managing Member